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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 29, 2001, except for Note 13 as to which the date is January 9, 2002, relating to the financial statements of ZymoGenetics, Inc., which appears in the registration statement on Form S-1 (No. 333-69190) of ZymoGenetics, Inc.

/s/ PRICEWATERHOUSECOOPERS LLP

Seattle, Washington
January 31, 2002